UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2026
T-MOBILE US, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-33409	20-0836269
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
12920 SE 38th Street
Bellevue, Washington
(Address of principal executive offices)
98006-1350
(Zip Code)
Registrant’s telephone number, including area code: (425) 378-4000
(Former Name or Former Address, if Changed Since Last Report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The NASDAQ Stock Market LLC
3.550% Senior Notes due 2029	TMUS29	The NASDAQ Stock Market LLC
3.700% Senior Notes due 2032	TMUS32	The NASDAQ Stock Market LLC
3.150% Senior Notes due 2032	TMUS32A	The NASDAQ Stock Market LLC
3.200% Senior Notes due 2032	TMUS32B	The NASDAQ Stock Market LLC
3.625% Senior Notes due 2035	TMUS35	The NASDAQ Stock Market LLC
3.850% Senior Notes due 2036	TMUS36	The NASDAQ Stock Market LLC
3.500% Senior Notes due 2037	TMUS37	The NASDAQ Stock Market LLC
3.900% Senior Notes due 2038	TMUS38	The NASDAQ Stock Market LLC
3.800% Senior Notes due 2045	TMUS45	The NASDAQ Stock Market LLC
6.250% Senior Notes due 2069	TMUSL	The NASDAQ Stock Market LLC
5.500% Senior Notes due March 2070	TMUSZ	The NASDAQ Stock Market LLC
5.500% Senior Notes due June 2070	TMUSI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 — Results of Operations and Financial Condition
On October 28, 2026, T-Mobile US, Inc. (the “Company”) issued a press release announcing the financial and operating results of the Company for the quarter ended September 30, 2026. The text of the press release and accompanying Investor Factbook are furnished as Exhibits 99.1 and 99.2 and incorporated herein by reference.

The information in Item 2.02 to this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 — Financial Statements and Exhibits
(d) Exhibits:

Exhibit	Description
99.1	Press release, dated October 28, 2026, entitled "T-Mobile Delivers Strong Account and ARPA Growth, Translating into Industry-Leading Service Revenue, Profitability and EPS Growth"
99.2	Investor Factbook of T-Mobile US, Inc. Third Quarter 2026 Results
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

October 28, 2026	/s/ Peter Osvaldik
Peter Osvaldik Chief Financial Officer